FEDERAL HOME LOAN BANK ADVANCES	12 Months Ended
Dec. 31, 2012
FEDERAL HOME LOAN BANK ADVANCES
FEDERAL HOME LOAN BANK ADVANCES

NOTE 9 - FEDERAL HOME LOAN BANK ADVANCES

The Bank had total advances from the Federal Home Loan Bank (FHLB) of $21,966,750 and $26,944,000 at December 31, 2012 and 2011, respectively.  The weighted average interest rate on the advances was 1.27% and 1.10% at December 31, 2012 and 2011, respectively.  The range of rates on the outstanding advances at December 31, 2012 varied from 0.46% to 4.58%.

The contractual maturities of advances are as follows:

Year Ending December 31,	Amount
2013	$7,999,000
2014	11,499,000
2015	1,495,000
2016	973,750
$21,966,750

At December 31, 2012, in addition to FHLB stock, eligible residential real estate loans totaling approximately $66,444,000 were pledged to the FHLB to secure advances outstanding compared to $55,045,000 at December 31, 2011.